Exhibit 10.3

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) is entered into as of the 6th day of October 2022 (the “Effective Date”) by and between Wytec International, Inc., a Nevada corporation (the “Company” or “Wytec”), and Eagle Rock Investment, L.L.C., a Louisiana limited liability company (“Noteholder”), with respect to the following facts:

R E C I T A L S

A.	Noteholder is the holder of the promissory notes listed on Exhibit A to this Agreement (collectively, the “Notes”).

B.	The Company desires to exchange the Notes for a convertible note in the principal amount set forth on Exhibit A to this Agreement (the “New Note”) bearing interest at a rate of 9.5% per annum, due and payable on or before December 31, 2023 (the “Maturity Date”). If the Company’s common stock is listed on the NASDAQ Capital Markets on or before the Maturity Date, the New Note will automatically be converted into shares of the Company’s common stock at a rate equal to the price per share in the public offering. If the New Note has not otherwise been automatically converted into shares of the Company’s common stock, the Noteholder will have the option, on or before the Maturity Date, to convert all or a portion of the Noteholder’s outstanding New Note into shares of the Company’s common stock at a rate equal to $5.00 per share and, immediately upon the conversion, the Noteholder will be issued a number of new warrants from the Company equal to the dollar amount of the conversion divided by $5.00 (the “Warrants”). The Warrants will be exercisable until December 31, 2023 at an exercise price equal to the greater of (i) five dollars ($5.00) or (ii) eighty-five percent (85%) of the 10-day moving average of the Company’s public trading price if the Company’s securities are trading on a public securities trading market.

C.	Noteholder desires to exchange the Notes for the New Note (the “Exchange”).

D.	By executing this Agreement, Noteholder agrees to exchange the Notes for the New Note on the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the recitals stated above, the parties to this Agreement hereby agree as follows:

1.       Exchange of Notes for New Note.

Effective as of the date first above written of this Agreement, with the closing of the Exchange deemed to be effective on such date (the “Closing”), Noteholder hereby tenders the Notes to the Company for cancellation in consideration for the issuance to Noteholder of the New Note, a copy of which is attached hereto as Exhibit B. The New Note, the shares of the Company’s common stock issuable upon the conversion of the New Note (the “Shares”), and the Warrants, a copy of the form of which is attached hereto as Exhibit C, will be subject to the conditions of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the transferability of the New Note, the Shares, and the Warrants unless and until New Note, the Shares, and the Warrants are registered with the Securities and Exchange Commission.

2.       Representations and Warranties of the Company.

The Company represents and warrants to Noteholder that now and as of the Closing:

2.1       Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

2.2       Subsidiaries. The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture, or other entity, other than as disclosed in its public reports and financial statements it filed with the Securities and Exchange Commission.

2.3       Capitalization. Approximately 12,076,166 shares of common stock and 1,000 shares of Series C Preferred Stock are outstanding as of September 30, 2022. The Company has not granted registration rights to any person.

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2.4       Litigation. To the Company’s knowledge, there is no claim, dispute, action, suit, proceeding or investigation pending or threatened against the Company, challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality.

3.       Representations and Warranties of Noteholder.

Noteholder represents and warrants to the Company that now and as of the Closing:

3.1       Title to Notes. Noteholder is the legal and beneficial owner of the Notes, and, upon consummation of the Exchange contemplated herein, the Company will acquire from Noteholder good and marketable title to such Notes, free and clear of all liens and claims.

3.2       Access to Information. Noteholder hereby represents and warrants that prior to the execution of this Agreement by Noteholder, Noteholder has carefully reviewed the audited financial statements for the Company for the year ended December 31, 2021, and the unaudited financial statements at and for the six months ended June 30, 2022, copies of which are available in public reports filed by Wytec with the Securities and Exchange Commission at www.sec.gov., which include risk factors, and updated business, financial and other information regarding the Company, and has carefully reviewed that information and the Executive Summary of the Company, dated September 15, 2022 (collectively the “Information”). As a director of the Company, Noteholder has also had an opportunity to ask questions of and receive additional information from other members of the management of the Company before making an investment decision.

3.3       Sophistication and Knowledge. Noteholder is an “accredited investor” as that term is defined in Rule 501 of the Act, and acknowledges that Noteholder has sufficient experience in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of Noteholder’s investment through the Exchange, and to make an informed decision relating to it.

3.4       Evaluation of Risks. Noteholder has evaluated the risks of this investment in the Company, including those risks particularly described in the Information, and has determined that the investment is suitable for Noteholder. Noteholder has adequate financial resources for an investment of this character, and at this time can bear a complete loss of this investment.

3.5       No Federal Registration. Noteholder understands that the New Note, the Shares, and the Warrants are not being registered under the Securities Act on the ground that the issuance thereof is exempt under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the truth and accuracy of the undersigned’s representations and warranties.

3.6       No State Registration. Noteholder understands that the New Note, the Shares, and the Warrants are not being registered under state securities laws on the basis that the issuance thereof is exempt as an offer and sale not involving a public offering in such state. Noteholder understands that reliance on such exemptions is predicated in part on the truth and accuracy of Noteholder’s representations and warranties.

3.7       Acknowledgment of No Liquidity. Noteholder has no need for any liquidity in this investment and is able to bear the economic risk of this investment for an indefinite period of time. Noteholder has been advised and is aware that (i) it may not be possible to liquidate the investment readily; (ii) Noteholder must bear the economic risk of Noteholder’s investment in the New Note for an indefinite period of time because the New Note, the Shares, and the Warrants have not been registered under the Securities Act or state law and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state law or an exemption from such registration is available; (iii) a legend as to the restrictions on transferability of the New Note, the Shares, and the Warrants referred to herein will be made on the documents evidencing the New Note, the Shares, and the Warrants, and (iv) a notation in the appropriate records of the Company will be made with respect to any restrictions on transfer of the New Note, the Shares, and the Warrants. The undersigned covenants not to sell, transfer, or otherwise dispose of the New Note, the Shares, or the Warrants, unless the New Note, the Shares, or the Warrants have been registered under the Securities Act and the applicable state securities laws, or an exemption from registration is available. The restrictive legend will essentially state as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, CONVEYED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PRESENTED INDICATING THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

3.8       Authority. This Agreement and all other documents executed in connection with this acquisition of the New Note are valid, binding, and enforceable agreements of Noteholder.

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3.9       Acknowledgment of Investment Risks. Noteholder hereby understands and acknowledges the risk factors relating to this investment, including but not limited to those described in the Information, and that the acceptance of the New Note is highly speculative and subject to a high degree of risk.

4.       Further Assurances.

Each of the parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated in this Agreement, to fulfill the conditions precedent for the closing of the Exchange, and to execute such further documents and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated by it.

5.       Deliveries.

5.1	Items to be delivered by the Company to Noteholder.

(a)       The New Note, in the form attached hereto as Exhibit B, will be delivered to Noteholder within ten (10) business days after the execution of this Agreement by all parties to it.

(b)       An executed copy of this Agreement, signed by an authorized representative of the Company.

5.2	Items to be delivered by Noteholder to the Company.

(a)       An executed copy of this Agreement, signed by Noteholder or the Noteholder’s authorized representative.

(b)       Any other document reasonably requested by the Company that it deems necessary for the consummation of the transactions contemplated by this Agreement.

6.       Survival of Representations and Warranties.

All representations, warranties, and statements made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the date of the Closing for the period of the applicable statute of limitations. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties, covenants and agreements contained in this Agreement or given at the Closing, and not upon any investigation which it might have made or any representation, warranty, agreement, promise or information, written or oral, given by the other party or by any other person, other than as specifically set forth in this Agreement.

7.       Equitable Relief.

7.1	Damages Inadequate

Each party acknowledges that it would be impossible to measure in money the damages to the other parties if there is a failure to comply with any covenants or provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other parties to this Agreement will not have an adequate remedy at law.

7.2       Equitable Relief

It is therefore agreed that any party to this Agreement who is entitled to the benefit of the covenants or provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate equitable and injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

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8.       Waivers.

If either party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

9.       Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

10.       Entire and Sole Agreement.

This Agreement and any instruments and agreements to be executed pursuant to this Agreement, set forth the entire understanding of the parties hereto with respect to its subject matter, merge and supersede all prior and contemporaneous understandings with respect to its subject matter, and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

11.       Expenses.

Each party to this Agreement will separately pay for their own respective costs of legal services, accounting, auditing, communications, and due diligence in connection with the transactions contemplated by this Agreement.

12.       Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The venue for any legal proceedings under this Agreement will be in the appropriate forum in the County of Bexar, State of Texas.

13.       Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

14.       Attorneys’ Fees and Costs.

In the event that any party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys’ fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

15.       Further Acts.

The parties to this Agreement hereby agree to execute any other documents and take any further actions which are reasonably necessary or appropriate in order to implement the transactions contemplated by this Agreement.

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16.       Authorized Signatures.

Each party to this Agreement hereby represents that the persons signing below are duly authorized to execute this Agreement on behalf of their respective party.

17.       Severability.

The provisions of this Agreement are severable and in the event that one or more of its provisions are deemed to be unenforceable or invalid for any reason, such finding will not affect the enforceability or validity of any other provision of this Agreement, which shall remain in full force and effect.

[Signatures on following page.]

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IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

COMPANY:	WYTEC INTERNATIONAL, INC., a Nevada corporation

	By:	/s/ William H. Gray
William H. Gray, Chief Executive Officer

NOTEHOLDER:	Eagle Rock Investments, L.L.C., a Louisiana limited liability company

	By:	/s/ Christopher Stuart
Christopher Stuart, Manager

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Exhibit A

List of Notes

1.	Promissory Note, dated August 10, 2021, in the principal amount of $100,000 and accrued but unpaid interest in the amount of $7,978.08 through the date of this Agreement.

2.	Promissory Note, dated August 25, 2021, in the principal amount of $100,000 and accrued but unpaid interest in the amount of $7,690.41 through the date of this Agreement.

3.	Promissory Note, dated September 29, 2021, in the principal amount of $50,000 and accrued but unpaid interest in the amount of $3,500.00 through the date of this Agreement.

4.	Promissory Note, dated June 10, 2022, in the principal amount of $50,000 and accrued but unpaid interest in the amount of $1,073.97 through the date of this Agreement.

Dollar Amount of New Note

$320,242.46

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Exhibit B

CONVERTIBLE PROMISSORY NOTE

$320,242.46	October 6, 2022

San Antonio, Texas

FOR VALUE RECEIVED, Wytec International, Inc., a Nevada corporation (the “Borrower”), hereby promises to pay to the order of Eagle Rock Investments, L.L.C. (“Lender”) at 4320 Jeffery Drive, Baton Rouge, LA 70816, the principal sum of Three Hundred Twenty Thousand Two Hundred Forty-Two and 46/100 Dollars U.S. (320,424.46) plus simple interest at the rate of 9.5% per annum, payable principal and all accrued interest in full on or before December 31, 2023 (the “Maturity Date”).

1.	Conversion.

(a)       Automatic Conversion. Immediately upon the initial closing of a public offering of the Company’s common stock on the NASDAQ Capital Markets (the “Closing Date”), all of the outstanding principal and accrued interest on this Note (the “Conversion Amount”) will automatically be converted without the necessity of any action on the part of Lender or the Borrower other than the delivery of the appropriate number of fully paid and nonassessable shares of the Borrower’s common stock to Lender as is determined by dividing the Conversion Amount by the price per share in the public offering on the Closing Date. The Conversion Amount will equal the outstanding balance of principal and accrued but unpaid interest on the Note on the Closing Date.

(b)       Optional Conversion. In the event all of the outstanding principal and accrued interest has not otherwise been automatically converted into shares of the Borrower’s common stock pursuant to Paragraph 1(a), Lender will have the right at any time until the Maturity Date to convert all or any portion of the Conversion Amount into such number of fully paid and nonassessable shares of the Borrower’s common stock as is determined by dividing the Conversion Amount by $5.00, and immediately upon the conversion, the converting Lender will be issued a number of new warrants (“Warrants”) from the Borrower equal to the Conversion Amount divided by $5.00. The Warrants, if issued, will be exercisable until December 31, 2023 at an exercise price equal to the greater of (i) five dollars ($5.00) or (ii) eighty-five percent (85%) of the 10-day moving average of the Borrower’s public trading price if the Borrower’s securities are trading on a public securities trading market.

2.       Default. Any of the following shall constitute a default by Borrower hereunder:

(a)       The failure of Borrower to make any payment of principal or interest required hereunder within thirty (30) days of the due date for such payment, as it may properly be extended pursuant to the terms of this Note; or

(b)       The failure of Borrower to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of thirty (30) days after written notice of the default by Lender to the Borrower.

Upon the occurrence of a default hereunder, Lender may, at its option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note. The outstanding defaulted amount, i.e. principal plus accrued and unpaid interest, will bear simple interest at rate of 10% per annum. In the event of a default under this Note, the Lender will have all rights and remedies available to Lender at law or in equity on a cumulative basis, including but not limited to all rights and remedies under the Uniform Commercial Code as in effect under the laws of the State of Texas.

3.       Note is Nonrecourse. In the event that Borrower defaults on this Note, Lender shall look solely to the of the Borrower for payment on this Note, and none of the shareholders, officers, directors or affiliates of the Borrower shall have any personal liability for payment hereunder.

4.       Costs of Collections. Lender shall be entitled to collect reasonable attorney's fees and costs from Borrower, as well as other costs and expenses reasonably incurred, in curing any default or attempting collection of any payment due on this Note.

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5.       Restriction on Transfer. This Note shall be subject to the following restrictions:

“This Note has been purchased by means of a private placement exempt from Federal securities registration pursuant to Section 4(a)(2) and Rule 506 of the Securities Act of 1933, as amended (the “Act”), and exempt from applicable state securities registration pursuant to the exemption for offerings not involving any public offering or solicitation. This Note may not be sold, assigned, transferred or otherwise disposed of to any person or entity until the Note has been registered under an effective registration statement filed with the Securities and Exchange Commission, or an opinion of counsel or other evidence acceptable to Borrower has been obtained to the effect that such registration is not required.”

6.       Representations by Lender. Lender is (i) an “accredited investor” as that term is defined in Rule 501 of the Act, and (ii) experienced in making investments of the kind described in this Agreement and the related documents, and (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by Borrower or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Note and the related documents. Lender further represents and warrants that Lender is not subject to any order, judgement, action, determination or similar event by any court, government agency or association that causes Lender to be deemed to be a "bad actor" pursuant to Rule 262 of Regulation A promulgated under Section 3(b) of the Act, or Rule 506(d) or 507 of Regulation D promulgated under Section 4(a)(2) of the Act.

7.       Payment. This Note shall be payable in lawful money of the United States.

8.       Place of Payment. All payments on this Note are to be made or given to Lender at the address provided to Borrower or to such other place as Lender may from time to time direct by written notice to Borrower.

9.       Waiver. Borrower, for itself and its successors, transfers and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

10.       Severability. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

11.       No Partner. Lender shall not become or be deemed to be a partner or joint venturer with Borrower by reason of any provision of this Note. Nothing herein shall constitute Borrower and Lender as partners or joint venturers or require Lender to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Borrower.

12.       Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to conflicts of laws thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Texas or in the federal courts located in the city and county of Bexar, in the State of Texas. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

13.       Prepayment. Borrower may prepay all or any portion of the outstanding principal amount and accrued but unpaid interest thereon due under this Note prior to the Maturity Date without penalty, premium or fee due or payable.

14.       No Waiver. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

15.       Entire Agreement. This Note contains the entire understanding and agreement between the parties with respect to the subject matter herein and may not be altered or amended except by the written agreement of the parties.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first hereinabove written.

BORROWER:	Wytec International, Inc., a Nevada corporation

By:
William H. Gray, President

LENDER:	Eagle Rock Investments, L.L.C., a Louisiana limited liability company

By:
Christopher Stuart, Manager

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Exhibit C

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

WARRANT

For the Purchase of Shares of Common Stock of

WYTEC INTERNATIONAL, INC.

Void After 5 P.M. December 31, 2023

No. __	Date: ___________, 2022

Warrant to Purchase ________(______) Shares of Common Stock

THIS IS TO CERTIFY, that, for value received, , or registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, on or after the date hereof, and at any time prior to 5 P.M., Central Time (“CT”), on December 31, 2023, but not thereafter, to purchase such number of shares of common stock, par value $0.001 (the “Shares”), of Wytec International, Inc., a Nevada corporation (the “Company”), from the Company as set forth above, upon payment to the Company of an amount per Share of five dollars ($5.00), provided, that ten (10) days after the common stock of the Company commences trading on a public securities trading market, the amount per Share shall thereafter be the greater of (i) $5.00 or (ii) 85% of the average closing price of the Company’s common stock, as quoted on the public securities trading market on which the Company’s common stock is then traded with the highest volume, for ten (10) consecutive trading days immediately prior to the date of exercise (the “Purchase Price”), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 2 hereof, and to receive (a) in book entry form from the Company’s transfer agent or (b) a certificate or certificates representing the Shares so purchased, upon presentation and surrender to the Company of this Warrant, with the form of Subscription Agreement attached hereto, including changes thereto reasonably requested by the Company, duly executed and accompanied by payment of the Purchase Price of each Share.

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SECTION 1.

Terms of this Warrant

1.1            Time of Exercise. This Warrant may be exercised at any time and from time to time after 9:00 A.M., CT, on the date hereof (the “Exercise Commencement Date”), but no later than 5:00 P.M., CT on December 31, 2023 (the “Expiration Time”), at which time this Warrant shall become void and all rights hereunder shall cease.

1.2	Manner of Exercise.

1.2.1        The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the form of Subscription Agreement attached hereto duly executed, to the Company at its corporate office in San Antonio, Texas, and upon payment to the Company of the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified or cashier’s check, or wired funds, and upon compliance with and subject to the conditions set forth herein.

1.2.2        Upon receipt of this Warrant with the form of Subscription Agreement duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued in book entry form from the Company’s transfer agent, or by physical certificates for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such book entry form or certificates to the Holder or its nominee.

1.2.3        In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder, or accomplish the same result for Warrants held in book entry form by the Company’s Transfer Agent by appropriate written notice and instructions delivered to said Transfer Agent by the Company.

1.3            Exchange of Warrant. This Warrant may be divided into, combined with or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to divide, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged. The Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any division, combination or exchange of Warrants.

1.4            Holder as Owner. Prior to surrender of this Warrant in accordance with Section 1.6 for registration or assignment, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

1.5            Method of Assignment. Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and accompanied by funds sufficient to pay any transfer tax, payable by the tranferor. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled, or the same result will be accomplished for Warrants held in book entry form by the Company’s Transfer Agent by appropriate written notice and instructions.

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1.6            Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, consent or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company, until Shares are duly and properly issued to the Holder upon the exercise of this Warrant.

1.7            Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute a substituted and not an additional contractual obligation of the Company.

1.8	Covenants of the Company. The Company covenants and agrees as follows:

1.8.1        At all times the Company shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

1.8.2        The Company covenants that all Shares when issued upon the exercise of this Warrant will be validly issued, fully paid, nonassessable and free of preemptive rights.

SECTION 2.

Adjustment of Purchase Price

and Number of Shares Purchasable upon Exercise

2.1            Stock Splits. If the Company at any time or from time to time after the issuance date of this Warrant effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and the number of shares of Common Stock issuable upon the exercise of this Warrant after the effective date of said subdivision shall be proportionately increased; and conversely, if the Company at any time or from time to time after the issuance date of this Warrant combines the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased, and the number of shares of Common Stock issuable upon the exercise of this Warrant after the effective date of said combination shall be proportionately decreased. Any adjustment under this subsection 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

2.2            Dividends and Distributions. In the event the Company at any time, or from time to time after the issuance date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this subsection 2.2 as of the time of actual payment of such dividends or distributions.

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2.3            Recapitalization or Reclassification. If the Shares issuable upon the exercise of the Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then, and in any such event, the Holder shall thereafter be entitled to receive upon exercise of this Warrant such number and kind of stock or other securities or property of the Company to which a holder of Shares deliverable upon exercise of this Warrant would have been entitled on such reclassification or other change, subject to further adjustment as provided herein.

SECTION 3.

Status Under the Securities Act of 1933

This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (“the Act”). Upon exercise, in whole or in part, of this Warrant, the book entry form or certificates representing the Shares shall bear the legend first above written.

SECTION 4.

Other Matters

4.1            Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

4.2            Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or by email or facsimile or personal delivery and addressed, until another address is designated in writing by the Company, as follows:

Wytec International, Inc.

19206 Huebner Road, Suite 202

San Antonio, Texas 78258

Telephone No.: (888) 284-4531

Facsimile No.: (210) 404-9022

Email Address: whg@wytecintl.com

Attention: William H. Gray, President

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, or by facsimile or email or personal delivery and addressed to the Holder at his last known address as it shall appear on the books of the Company.

4.3            Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Nevada. The venue for any legal proceedings under this Warrant will be in the appropriate forum in the County of Bexar, State of Texas.

4.4            Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and permitted assigns.

4.5            Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

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IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of ______________, 2022.

WYTEC INTERNATIONAL, INC.

By:
William H. Gray, President

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ASSIGNMENT OF WARRANT

FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto ____________________the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint _________________________________Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated: ______________________________________________

Signed: _____________________________________________

Signature guaranteed:

____________________________________________________

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SUBSCRIPTION AGREEMENT

FOR THE EXERCISE OF WARRANTS

The undersigned hereby irrevocably subscribes for the purchase of ________________ Shares pursuant to and in accordance with the terms and conditions of this Warrant, which Shares should be delivered to the undersigned at the address stated below. If said number of Shares are not all of the Shares purchasable hereunder, a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder should be delivered to the undersigned at the address stated below.

The undersigned elects to pay the aggregate Purchase Price for such Shares in the following manner:

[_]     by the enclosed cash or check made payable to the Company in the amount of $ _______; or

[_]     by wire transfer of United States funds to the account of the Company in the amount of $ _____________________, which transfer has been made before or simultaneously with the delivery of this Notice pursuant to the instructions of the Company; or

The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any Shares unless either (a) a registration statement, or post-effective amendment thereto, covering the Shares has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”), such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, and all applicable state securities laws have been complied with, or (b) counsel reasonably satisfactory to Wytec International, Inc. has rendered an opinion in writing and addressed to Wytec International, Inc. that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) Wytec International, Inc. may notify the transfer agent for the Shares that the certificates for the Shares acquired by the undersigned are not to be transferred unless the transfer agent receives advice from Wytec International, Inc. that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) Wytec International, Inc. may affix the legend set forth in Section 3 of this Warrant to the certificates for the Shares hereby subscribed for, if such legend is applicable.

Dated: ___________________________________________________	Signed: _____________________________________________

Printed Name: ______________________________________________	Address: ____________________________________________

___________________________________________________

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